SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - August 26, 2002
                        --------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
   -------------------------------------------------------------------------
   (as depositor under a certain Pooling and Servicing Agreement dated as of
                January 31, 2002, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2002-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                 333-53404                     52-2029487
------------------------   ---------------------        -----------------------
(State of Incorporation)   (Commission File No.)        (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AV-1, M-1, M-2 and B Certificateholders with respect to the August 26, 2002 Distribution Date.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------

     The quarterly financial statements for the period ended June 30, 2002 for Ambac Assurance Corporation are incorporated into this report by reference to the Form 10-Q filed by Ambac Financial Group, Inc. with the United States Securities and Exchange Commission on August 14, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EQUITY ONE ABS, INC.



                                By: /s/ James H. Jenkins
                                   ---------------------------------------------
                                   James H. Jenkins,
                                   Senior Vice President and CFO


Dated:  August 28, 2002

                                                                         ANNEX A

                                                                     Page 1 of 5
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-1
                        Statement to Certificateholders
                                 August 26, 2002
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                             DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------
           ORIGINAL        BEGINNING                                                                          ENDING
            FACE           PRINCIPAL                                                 REALIZED   DEFERRED    PRINCIPAL
CLASS       VALUE           BALANCE         PRINCIPAL      INTEREST       TOTAL       LOSSES    INTEREST      BALANCE
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
AF1       75,000,000.00   58,536,221.45   4,683,871.66    105,463.02  4,789,334.68      0.00      0.00    53,852,349.79
AF2       47,655,000.00   47,655,000.00           0.00    219,332.14    219,332.14      0.00      0.00    47,655,000.00
AV1       98,145,000.00   87,496,954.18   3,208,476.45    166,973.74  3,375,450.19      0.00      0.00    84,288,477.73
M1        18,600,000.00   18,600,000.00           0.00     97,371.00     97,371.00      0.00      0.00    18,600,000.00
M2        14,000,000.00   14,000,000.00           0.00     78,505.00     78,505.00      0.00      0.00    14,000,000.00
B         12,620,000.00   12,620,000.00           0.00     73,890.10     73,890.10      0.00      0.00    12,620,000.00
R                  0.00            0.00           0.00          0.00          0.00      0.00      0.00             0.00
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
TOTALS   266,020,000.00  238,908,175.63   7,892,348.11    741,535.00  8,633,883.11      0.00      0.00   231,015,827.52
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
X        266,024,014.84  244,529,713.45           0.00         12.61         12.61      0.00      0.00   237,667,772.56
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------

-----------------------------------------------------------------------------------------------------   --------------------
                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------   --------------------
                                                                                                                 CURRENT
                        BEGINNING                                                         ENDING                PASS-THRU
CLASS     CUSIP         PRINCIPAL        PRINCIPAL       INTEREST        TOTAL           PRINCIPAL      CLASS      RATE
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
AF1     294754AP1       780.48295267   62.45162213      1.40617360      63.85779573     718.03133053    AF1     2.026880 %
AF2     294754AQ9     1,000.00000000    0.00000000      4.60250005       4.60250005   1,000.00000000    AF2     5.523000 %
AV1     294754AR7       891.50699659   32.69118600      1.70129645      34.39248245     858.81581059    AV1     2.146880 %
M1      294754AS5     1,000.00000000    0.00000000      5.23500000       5.23500000   1,000.00000000    M1      6.282000 %
M2      294754AT3     1,000.00000000    0.00000000      5.60750000       5.60750000   1,000.00000000    M2      6.729000 %
B       294754AU0     1,000.00000000    0.00000000      5.85500000       5.85500000   1,000.00000000    B       7.026000 %
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
TOTALS                  898.08351113   29.66825092      2.78751598      32.45576690     868.41526021
------  ---------  ----------------- ---------------- -------------- --------------- ----------------
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
X       N/A             919.20165026    0.00000000      0.00004740       0.00004740     893.40720875    X       0.000000 %
-----------------------------------------------------------------------------------------------------  -------------------

--------------------------------------------------------------------------------
 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                                  Peggy L Remy
                JPMorgan Chase Bank - Structured Finance Services
                          450 West 33 Street, 14 Floor
                            New York, New York 10001
                    Tel: (212) 946-3232 / Fax: (212) 946-8302
                        Email: Peggy.l.remy@jpmorgan.com
--------------------------------------------------------------------------------

[JPMORGAN
 LOGO]             Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 2 of 5
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-1
                                 August 26, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           135,170.24
                                Group I Curtailments                  122,078.21
                                Group I Prepayments                 3,815,107.46
                                Group I Liquidation Proceeds                0.00

                                Group II Scheduled Principal           52,467.24
                                Group II Curtailments                   2,460.30
                                Group II Prepayments                2,734,657.44
                                Group II Liquidation Proceeds               0.00

                                Extra Principal Distribution Amount 1,030,407.22

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          105,463.02
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          219,332.14
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AV-1          166,973.74
                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - M-1            97,371.00
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2            78,505.00
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - B              73,890.10
                                Unpaid Interest - B                         0.00
                                Remaining Unpaid Interest - B               0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class B Available Funds Shortfall           0.00

[JPMORGAN
 LOGO]           Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-1
                                 August 26, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    154,881,190.05
                                Group I Ending Pool Balance       150,808,834.14
                                Group II Beginning Pool Balance    89,648,523.40
                                Group II Ending Pool Balance       86,858,938.42
                                Total Beginning Pool Balance      244,529,713.45
                                Total Ending Pool Balance         237,667,772.56

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                  64,533.83
                                Group II Servicing Fee                 37,353.55

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances
                                 Included in Current Distribution          0.00
                                Group I Recouped Advances
                                 Included in Current Distribution     61,247.25
                                Group I Aggregate Amount of
                                 Advances Outstanding                216,981.96
                                Group II Delinquency Advances
                                 Included in Current Distribution          0.00
                                Group II Recouped Advances
                                 Included in Current Distribution     33,508.71
                                Group II Aggregate Amount of
                                 Advances Outstanding                165,518.99

Section 4.03(a)(ix) A   Group I and Group II Loans Delinquent

                 ---------------------------------------------------------------
                                         Group 1
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance      Percentage
                  0-30 days       264           26,020,187.86           17.25 %
                 31-60 days        29            2,917,966.44            1.93 %
                 61-90 days        15            1,204,358.73            0.80 %
                   91+days         14            1,458,320.04            0.97 %
                   Total          322           31,600,833.07           20.95 %
                 ---------------------------------------------------------------


                 ---------------------------------------------------------------
                                         Group 2
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance       Percentage
                  0-30 days        99           10,215,270.11           11.76 %
                 31-60 days        25            3,124,075.65            3.60 %
                 61-90 days         3              547,324.92            0.63 %
                  91+days           2              518,151.45            0.60 %
                   Total          129           14,404,822.13           16.59 %
                 ---------------------------------------------------------------

[JPMORGAN
 LOGO]           Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-1
                                 August 26, 2002
--------------------------------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I and Group II Loans in Foreclosure

                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                  12            838,128.31              0.56 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   5            378,158.34              0.44 %
                                ------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I and Group II Loans in REO

                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00               0.00 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00               0.00 %
                                ------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II REO Loans          0.00


Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the Three
                          Largest Loans

                                Group I Three Largest Loans         1,368,833.16
                                Group II Three Largest Loans        1,325,780.10

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00


Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months 60+
                          Contractually Past Due

                                Group I Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03(a)(xv),(xxi)  Realized Losses

                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II Current Period Realized Losses     0.00
                                Group II Cumulative Realized Losses         0.00

[JPMORGAN
 LOGO]           Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-1
                                 August 26, 2002
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xvi)      Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II Number of Loans Repurchased        0.00

Sec. 4.03 (a)(xvii)     Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate      9.29
                                Group II Weighted Average Mortgage Rate     9.22

Sec. 4.03 (a)(xviii)    Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term   243.00
                                Group II Weighted Average Remaining Term  350.00

Sec. 4.03 (a)(xix),     Overcollateralization Amounts
(xx),(xxii)

                                Overcollateralization Amount        6,651,945.04
                                Overcollateralization Target Amount 9,044,816.50
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                            2,392,871.46

Sec. 4.03 (a)(xxiii)    Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a
                                  percentage of the Original Pool Balance 0.00 %

Sec. 4.03 (a)(xxiv)     60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                 of the current Pool Balance              2.08 %

[JPMORGAN
 LOGO]           Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.